Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

New Issue Marketing Materials

$982,278,500 (Approximate)

Washington Mutual MSC
Mortgage Pass-Through Certificates, Series 2003-AR1

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Greenpoint Mortgage Funding, Inc.
Originator

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

All statistical Information is preliminary and based upon Information as of January 1, 2003.

January 27, 2003

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 27, 2003
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Bear Stearns & Co. Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Bear Stearns & Co. Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                             $982,278,500 (approx.)
                              Washington Mutual MSC
               Mortgage Pass-Through Certificates, Series 2003-AR1
                Hybrid ARM Mortgage Loans (6-Month LIBOR Indexed)

--------------------------------------------------------------------------------------------------------------------
                               Expected      Credit     Certificate
                 Certificate   Ratings    Enhancement     Interest    Collateral    Collateral       Certificate
Class    MLG      Size (1)     S&P/Mdy     %age (2)         Rate         Type         Index              Type
--------------------------------------------------------------------------------------------------------------------
 I-A       I    $176,415,700    AAA/Aaa      10.00%       WAC (3)       3/6-mo      6-Mo LIBOR      Group I Senior
                                                                        Hybrid
--------------------------------------------------------------------------------------------------------------------
 II-A     II    $475,863,000    AAA/Aaa      10.00%       WAC (4)       5/6-mo      6-Mo LIBOR     Group II Senior
                                                                        Hybrid
--------------------------------------------------------------------------------------------------------------------
III-A     III   $ 16,933,700    AAA/Aaa      10.00%       WAC (5)       7/6-mo      6-Mo LIBOR     Group III Senior
                                                                        Hybrid
--------------------------------------------------------------------------------------------------------------------
 IV-A   IV (9)  $ 61,372,900    AAA/Aaa      10.00%       WAC (6)       3/6-mo      6-Mo LIBOR     Group IV Senior
                                                                        Hybrid
--------------------------------------------------------------------------------------------------------------------
 V-A     V (9)  $169,670,000    AAA/Aaa      10.00%       WAC (7)       5/6-mo      6-Mo LIBOR      Group V Senior
                                                                        Hybrid
--------------------------------------------------------------------------------------------------------------------
 M-1      All   $ 39,011,100    NR/Aaa        6.10%       WAC (8)        Total      6-Mo LIBOR    Crossed Mezzanine
                                                                       Portfolio
--------------------------------------------------------------------------------------------------------------------
 B-1      All   $ 19,505,200    AA/Aa2        4.15%       WAC (8)        Total      6-Mo LIBOR   Crossed Subordinate
                                                                       Portfolio
--------------------------------------------------------------------------------------------------------------------
 B-2      All   $ 13,504,000     A/A2         2.80%       WAC (8)        Total      6-Mo LIBOR   Crossed Subordinate
                                                                       Portfolio
--------------------------------------------------------------------------------------------------------------------
 B-3      All   $ 10,002,900   BBB/Baa2       1.80%       WAC (8)        Total      6-Mo LIBOR   Crossed Subordinate
                                                                       Portfolio
--------------------------------------------------------------------------------------------------------------------

(1)  The Certificates Sizes are approximate and subject to a +/- 10% variance;

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) The Class I-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.151%.

(4) The Class II-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group II Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.462%.

(5) The Class III-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group III Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.314%.

(6) The Class IV-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group IV Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.135%.

(7) The Class V-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group V Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.449%.

(8) The Class M-1 and Class B Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Certificate Interest Rates of all Senior Certificates weighted in proportion to the results of

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 27, 2003
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Bear Stearns & Co. Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Bear Stearns & Co. Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

     subtracting from the aggregate principal balance of each Mortgage Loan Group, the Class Principal Balance of the related Class of Senior Certificates. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 5.374%.

(9) Mortgage Loans Groups IV and V or comprised entirely with mortgage loans with conforming balances.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 27, 2003
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Bear Stearns & Co. Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Bear Stearns & Co. Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller/Master Servicer:   Washington Mutual Mortgage Securities Corp.

Trustee:                            U.S. Bank National Association

Mortgage Loan Originator:           All of the Mortgage Loans were originated or
                                    acquired by GreenPoint Mortgage Funding,
                                    Inc.

Cut-off Date:                       January 1, 2003

Closing Date:                       January 30, 2003

Security Settle Date:               January 31, 2003

Rating Agencies:                    Standard & Poor's and Moody's Investors
                                    Service

Legal Structure:                    REMIC

Optional Call:                      5% cleanup call

Distribution Date:                  25th of each month or next business day,
                                    commencing February 25, 2003

Remittance Type:                    Scheduled/Scheduled

Form of Registration:               The investment grade Certificates will be
                                    issued in book-entry form through DTC

ERISA: All of the Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior, Senior Mezzanine and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 27, 2003
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Bear Stearns & Co. Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Bear Stearns & Co. Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Advancing Obligation:               The Master Servicer is obligated to advance
                                    delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:              On each Distribution Date, the Master
                                    Servicer is obligated to remit an amount equal to the lesser of (1) any shortfall for the previous month's interest collections resulting from Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and (2) the applicable monthly master servicing fee and any reinvestment income realized by the Master Servicer relating to Payoffs made during the Prepayment Period and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.

Other Certificates:                 The following Classes of "Other
                                    Certificates" will be issued in the
                                    indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby.

                                    Certificate   Orig. Balance   PT Rate
                                    -----------   -------------   -------
                                    Class B-4     $10,503,000     WAC (see footnote 8)
                                    Class B-5     $ 3,501,100     WAC (see footnote 8)
                                    Class B-6     $ 4,001,372     WAC (see footnote 8)

Collateral Description:             As of January 1, 2003, the aggregate
                                    principal balance of the Mortgage Loans
                                    described herein is approximately $1
                                    billion. The Mortgage Loans are
                                    conventional, adjustable rate Six-Month
                                    LIBOR indexed Mortgage Loans with initial rate adjustments occurring either three, five or seven years after the date of origination ("Hybrid ARMs"). The Mortgage
                                    Loans are secured by first liens on one- to four- family residential properties. All of the Mortgage Loans in the Mortgage Loans
                                    Groups IV and V have conforming balances.

                                    Approximately 72% of the mortgage pool (by principal balance) allow for payments of interest only for a term equal to the initial fixed period of the Mortgage Loan. After such interest only period, the principal balance of such Mortgage Loan will fully amortize over its remaining term.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 27, 2003
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Bear Stearns & Co. Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Bear Stearns & Co. Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                                    Approximately 12% of the Mortgage Loans
                                    incur a penalty for any prepayments during the first 60 months after origination in excess of 20% of the initial principal balance of the Mortgage Loan. All penalties collected will be retained by the Servicer as additional servicing compensation.

                                    Below are the approximate assumed general characteristics of the Mortgage Loans as of January 1, 2003:

-----------------------------------------------------------------------------------------------
                        % of    Gross    Net     WAM     Gross     Net    Rate     Max     Roll
 MLG      Loan Type     Pool     WAC     WAC    (mos)   Margin   Margin   Caps    Rate    (mos)
-----------------------------------------------------------------------------------------------
  I     3/6-mo LIBOR   19.60%  5.551%   5.151%   359    2.258%   1.858%    5/1   11.546%    35
-----------------------------------------------------------------------------------------------
 II     5/6-mo LIBOR   52.86%  5.863%   5.463%   359    2.308%   1.908%    5/1   10.863%    59
-----------------------------------------------------------------------------------------------
 III    7/6-mo LIBOR    1.88%  5.714%   5.314%   359    2.750%   2.350%    5/1   10.714%    83
-----------------------------------------------------------------------------------------------
 IV     3/6-mo LIBOR*   6.82%  5.535%   5.135%   359    2.261%   1.861%    5/1   11.535%    35
-----------------------------------------------------------------------------------------------
  V     5/6-mo LIBOR*  18.85%  5.849%   5.449%   359    2.283%   1.883%    5/1   10.849%    59
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Total                  100.0%  5.774%   5.374%   359    2.298%   1.898%          11.037%    53
-----------------------------------------------------------------------------------------------

        *MLG IV and MLG V comprised of conforming balance loans.

                                    See the attached collateral descriptions for more information.
                                    NOTE: the information related to the
                                    Mortgage Loans described herein reflects information as of the January 1, 2003. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. As a result, other mortgage loans may be added to the mortgage pool to replace the principal loss through scheduled and unscheduled principal payments. Consequently, the initial principal balance of any of the Offered Certificates on the Closing Date is subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 27, 2003
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Bear Stearns & Co. Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Bear Stearns & Co. Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

Underwriting Standards:             The Mortgage Loans were underwritten to the
                                    guidelines of the Originator which have been approved by the Depositor.

Credit Enhancement:                 Credit Enhancement for the Certificates will
                                    be provided by a senior/subordinate shifting interest structure. The Class B Certificates are cross-collateralized and provide credit enhancement for the Class I-A, Class II-A,
                                    Class III-A, Class IV-A, Class V-A
                                    Certificates and Class M-1 Certificates. In addition, the Class M-1 Certificates provide additional credit enhancement for the Class
                                    I-A, Class II-A, Class III-A, Class IV-A and
                                    Class V-A Certificates.

Cash-Flow Description:              Distributions on the Certificates will be
                                    made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:

                                    Available Funds:

                                    1.   Payment of interest to the holders of
                                         the Class I-A, Class II-A, Class III-A,
                                         Class IV-A and Class V-A Certificates
                                         at a rate equal to their respective
                                         Certificate Interest Rates (as
                                         described on the cover page hereof);

                                    2.   Payment of principal to the holders of
                                         the Class I-A, Class II-A, Class III-A,
                                         Class IV-A and Class V-A Certificates
                                         in an amount equal to their respective
                                         Group's Senior Principal Distribution
                                         Amount; and

                                    3.   Payment of interest and principal
                                         sequentially to the Mezzanine and then
                                         to the Subordinate Certificates in
                                         order of their numerical class
                                         designations, beginning with the Class
                                         M-1 and Class B-1, so that each
                                         Mezzanine and Subordinate Class shall
                                         receive (a) interest at the weighted
                                         average of the Certificate Interest
                                         Rates of all Senior Certificates
                                         (weighted as described in Note 8 to the
                                         table on Page 2), and (b) principal in
                                         an amount equal to such class' pro rata
                                         share of the Subordinate Principal
                                         Distribution Amount.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 27, 2003
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Bear Stearns & Co. Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Bear Stearns & Co. Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                                    The Senior Principal Distribution Amount will generally be comprised of the Senior Certificates' pro rata share of scheduled principal payments due with respect to such Distribution Date and the Senior Certificates' share of unscheduled principal for such Distribution Date as described below in "Shifting Interest."

                                    The Subordinate Principal Distribution
                                    Amount for each Distribution Date will
                                    generally be comprised of the pro rata share for the Mezzanine and Subordinate classes of scheduled principal due with respect to such Distribution Date and the portion of unscheduled principal for such Distribution Date not allocated to the Senior Certificates.

Shifting Interest:                  The Senior Certificates will be entitled to
                                    receive 100% of the prepayments on the
                                    Mortgage Loans up to and including January
                                    2010. The Senior Prepayment Percentage can be reduced to the Senior Percentage plus
                                    70%, 60%, 40%, 20% and 0% of the Subordinate
                                    Percentage (which includes the Mezzanine
                                    Percentage) over the next five years
                                    provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Mezzanine and Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans allocated to the Mezzanine and Subordinate Certificates do not exceed
                                    30%, 35%, 40%, 45% or 50% of the aggregate
                                    principal balance of the Mezzanine and
                                    Subordinate Certificates as of the Closing
                                    Date, for each test date.

                                    Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the then current principal balance of the Mezzanine and Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to January 2006, 20% of the aggregate principal balance of the Mezzanine and Subordinate Certificates as of the Closing Date or b) after January 2006, 30% of the aggregate principal balance of the Mezzanine and

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 27, 2003
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Bear Stearns & Co. Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Bear Stearns & Co. Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR1 Computational Materials: Term Sheet
--------------------------------------------------------------------------------

                                    Subordinate Certificates as of the Closing
                                    Date, then prepayments will be allocated on a pro rata basis.

                                    If doubling occurs prior to the third
                                    anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Allocation of Losses:               Realized Losses on the Mortgage Loans will
                                    be allocated to the most junior class of Certificates outstanding beginning with the
                                    Class B-6 Certificates, until the
                                    Certificate Principal Balance of each
                                    Subordinate Class has been reduced to zero.
                                    After the Class B Certificates have been reduced to zero, Realized Losses on the Mortgage Loans will be allocated to the Class M-1 Certificates. Thereafter, Realized
                                    Losses on the Group I Mortgage Loans will be allocated to the Class I-A Certificates, Realized Losses on the Group II Mortgage
                                    Loans will be allocated to the Class II-A
                                    Certificates, Realized Losses on the Group
                                    III Mortgage Loans will be allocated to the Class III-A Certificates, Realized Losses on the Group IV Mortgage Loans will be allocated to the Class IV-A Certificates and Realized Losses on the Group V-A Mortgage
                                    Loans will be allocated to the Class V-A
                                    Certificates.

                                    Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro-rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976     January 27, 2003
--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Bear Stearns & Co. Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Bear Stearns & Co. Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Bear Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Bear Stearns and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Bear Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear Stearns ARM Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        CSS MATRIX REPORT               January 27, 2003
dcerchio                                                             02:46PM EST
                                                                     Page 1 of 5
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                WAMMS 2003
=======================================================================================================================
GROUP               Count        Balance       Percent   GWAC    NWAC    Min GWAC   Max GWAC   Avg Balance   Gr. Margin
=======================================================================================================================
GROUP 1; 3/6LIBOR     413     196,017,616.12     19.60   5.551   5.151     4.750      6.375     474,618.93      2.258
-----------------------------------------------------------------------------------------------------------------------
GROUP 2; 5/6LIBOR   1,121     528,736,756.64     52.86   5.862   5.462     5.125      7.875     471,665.26      2.308
-----------------------------------------------------------------------------------------------------------------------
GROUP 3; 7/6LIBOR      45      18,815,304.95      1.88   5.714   5.314     5.250      6.125     418,117.89      2.750
-----------------------------------------------------------------------------------------------------------------------
GROUP 4; 3/6LIBOR     324      68,192,128.17      6.82   5.535   5.135     4.750      6.375     210,469.53      2.261
-----------------------------------------------------------------------------------------------------------------------
GROUP 5; 5/6LIBOR     842     188,522,267.20     18.85   5.849   5.449     5.000      7.375     223,898.18      2.283
-----------------------------------------------------------------------------------------------------------------------
TOTAL               2,745   1,000,284,073.08    100.00   5.774   5.374     4.750      7.875     364,402.21      2.298
-----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                            WAMMS 2003
============================================================================================================================
GROUP               Init Rate   Periodic Rate   Min Rate   Max Rate   Orig Term   Age   Rem Term    LTV     FICO    Mo. Roll
============================================================================================================================
GROUP 1; 3/6LIBOR     5.000         1.000         2.258     11.546       360       1       359     75.05   711.65     34.78
----------------------------------------------------------------------------------------------------------------------------
GROUP 2; 5/6LIBOR     5.000         1.000         2.308     10.862       360       1       359     75.25   713.73     58.67
----------------------------------------------------------------------------------------------------------------------------
GROUP 3; 7/6LIBOR     5.000         1.000         2.750     10.714       360       1       359     58.49   739.56     83.21
----------------------------------------------------------------------------------------------------------------------------
GROUP 4; 3/6LIBOR     5.000         1.000         2.261     11.535       360       1       359     77.11   712.26     34.75
----------------------------------------------------------------------------------------------------------------------------
GROUP 5; 5/6LIBOR     5.000         1.000         2.283     10.849       360       1       359     76.85   714.03     58.74
----------------------------------------------------------------------------------------------------------------------------
TOTAL                 5.000         1.000         2.298     11.037       360       1       359     75.32   713.76     52.83
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Current Balance
================================================================================
CURRENT BALANCE              Group1   Group2   Group3   Group4   Group5    Total
================================================================================
          -   100,000          0.09     0.08     1.00     2.45     1.00     0.43
--------------------------------------------------------------------------------
  100,001 -   150,000          0.84     0.52     1.92     9.64     7.87     2.62
--------------------------------------------------------------------------------
  150,001 -   200,000          0.80     0.61     0.85    18.22    15.99     4.75
--------------------------------------------------------------------------------
  200,001 -   250,000          1.61     0.89     4.85    25.85    23.01     6.97
--------------------------------------------------------------------------------
  250,001 -   300,000          1.26     0.79     3.08    26.57    35.92     9.31
--------------------------------------------------------------------------------
  300,001 -   350,000          9.72    10.32    10.87    17.28    16.20    11.80
--------------------------------------------------------------------------------
  350,001 -   400,000         14.68    16.35    12.48     0.00     0.00    11.75
--------------------------------------------------------------------------------
  400,001 -   450,000          9.18    12.06    11.19     0.00     0.00     8.38
--------------------------------------------------------------------------------
  450,001 -   500,000         11.79    12.24    15.54     0.00     0.00     9.07
--------------------------------------------------------------------------------
  500,001 -   550,000          7.26     8.67     5.65     0.00     0.00     6.11
--------------------------------------------------------------------------------
  550,001 -   600,000          7.29     6.61     3.19     0.00     0.00     4.98
--------------------------------------------------------------------------------
  600,001 -   650,000          8.69     9.59     6.91     0.00     0.00     6.90
--------------------------------------------------------------------------------
  650,001 -   700,000          3.45     3.48     0.00     0.00     0.00     2.51
--------------------------------------------------------------------------------
  700,001 -   750,000          4.89     3.60     3.89     0.00     0.00     2.93
--------------------------------------------------------------------------------
  750,001 -   800,000          3.98     3.83     0.00     0.00     0.00     2.80
--------------------------------------------------------------------------------
  800,001 -   850,000          2.97     2.04     8.70     0.00     0.00     1.82
--------------------------------------------------------------------------------
  850,001 -   900,000          4.03     1.99     4.57     0.00     0.00     1.93
--------------------------------------------------------------------------------
  900,001 -   950,000          0.94     1.76     0.00     0.00     0.00     1.12
--------------------------------------------------------------------------------
  950,001 - 1,000,000          6.02     3.18     5.31     0.00     0.00     2.96
--------------------------------------------------------------------------------
1,000,001 +                    0.52     1.41     0.00     0.00     0.00     0.85
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Loan to Value
================================================================================
LOAN TO VALUE                Group1   Group2   Group3   Group4   Group5   Total
================================================================================
 0.01 - 30.00                  0.20     0.30     9.55     0.00     0.38     0.45
--------------------------------------------------------------------------------
30.01 - 40.00                  0.60     0.40    10.05     0.67     0.89     0.73
--------------------------------------------------------------------------------
40.01 - 50.00                  1.08     2.34     3.72     0.56     1.60     1.86
--------------------------------------------------------------------------------
50.01 - 60.00                  6.92     3.78    26.16     2.58     1.70     4.34
--------------------------------------------------------------------------------
60.01 - 65.00                  4.21     3.99    11.07     3.32     2.57     3.85
--------------------------------------------------------------------------------
65.01 - 70.00                  5.24     7.88    11.31     4.48     4.65     6.59
--------------------------------------------------------------------------------
70.01 - 75.00                 16.03    13.21    11.82     7.38     7.35    12.24
--------------------------------------------------------------------------------
75.01 - 80.00                 65.71    67.72    16.32    80.22    80.09    69.54
--------------------------------------------------------------------------------
80.01 - 85.00                  0.00     0.06     0.00     0.24     0.17     0.08
--------------------------------------------------------------------------------
85.01 - 90.00                  0.00     0.27     0.00     0.35     0.27     0.22
--------------------------------------------------------------------------------
90.01 - 95.00                  0.00     0.04     0.00     0.20     0.32     0.10
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        CSS MATRIX REPORT               January 27, 2003
dcerchio                                                             02:46PM EST
                                                                     Page 2 of 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Gross Rate
================================================================================
CURRENT GROSS COUPON         Group1   Group2   Group3   Group4   Group5    Total
================================================================================
      - 4.999                  1.73     0.00     0.00     1.45     0.00     0.44
--------------------------------------------------------------------------------
5.000 - 5.249                  5.79     0.41     0.00    11.29     0.28     2.18
--------------------------------------------------------------------------------
5.250 - 5.499                 27.50     7.95     7.25    24.98     6.96    12.74
--------------------------------------------------------------------------------
5.500 - 5.749                 34.35    17.83    40.77    31.21    17.93    22.43
--------------------------------------------------------------------------------
5.750 - 5.999                 22.09    41.56    39.71    22.23    44.06    36.86
--------------------------------------------------------------------------------
6.000 - 6.249                  7.52    18.75    12.26     7.27    19.52    15.79
--------------------------------------------------------------------------------
6.250 - 6.499                  1.03     7.87     0.00     1.57     8.08     5.99
--------------------------------------------------------------------------------
6.500 - 6.749                  0.00     3.55     0.00     0.00     2.32     2.31
--------------------------------------------------------------------------------
6.750 - 6.999                  0.00     1.31     0.00     0.00     0.59     0.81
--------------------------------------------------------------------------------
7.000 - 7.249                  0.00     0.31     0.00     0.00     0.00     0.17
--------------------------------------------------------------------------------
7.250 - 7.499                  0.00     0.23     0.00     0.00     0.27     0.17
--------------------------------------------------------------------------------
7.500 - 7.749                  0.00     0.13     0.00     0.00     0.00     0.07
--------------------------------------------------------------------------------
7.750 - 7.999                  0.00     0.09     0.00     0.00     0.00     0.04
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Credit Score
================================================================================
FICO SCORE                   Group1   Group2   Group3   Group4   Group5    Total
================================================================================
621 - 640                      1.19     0.68     0.00     1.00     1.36     0.92
--------------------------------------------------------------------------------
641 - 660                      7.16     4.80     0.00     5.61     5.29     5.32
--------------------------------------------------------------------------------
661 - 680                     16.80    17.20     6.04    15.95    14.40    16.30
--------------------------------------------------------------------------------
681 - 700                     20.06    18.96    10.86    20.46    23.50    19.98
--------------------------------------------------------------------------------
701 - 720                     15.44    17.02    18.55    17.13    16.08    16.57
--------------------------------------------------------------------------------
721 - 740                     12.74    15.50    15.05    14.66    11.50    14.14
--------------------------------------------------------------------------------
741 - 760                     12.01    11.27    15.41    12.76    12.10    11.75
--------------------------------------------------------------------------------
761 - 780                      9.13    10.07    11.06     7.83     9.48     9.64
--------------------------------------------------------------------------------
781 - 800                      5.06     3.71    20.90     4.07     5.45     4.65
--------------------------------------------------------------------------------
801 +                          0.42     0.79     2.13     0.54     0.82     0.73
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                   Original Term
==================================================================================
STATED ORIGINAL TERM         Group1   Group2   Group3   Group4    Group5    Total
==================================================================================
360 - 360                    100.00   100.00   100.00   100.00   100.000   100.000
----------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.000   100.000
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Gross Margin
================================================================================
GROSS COUPON MARGIN          Group1   Group2   Group3   Group4   Group5    Total
================================================================================
2.250 - 2.499                 98.34    88.54     0.00    97.63    93.45    90.34
--------------------------------------------------------------------------------
2.500 - 2.749                  0.00     0.00     0.00     0.57     0.00     0.04
--------------------------------------------------------------------------------
2.750 - 2.999                  1.66    11.33   100.00     1.80     6.55     9.55
--------------------------------------------------------------------------------
3.000 - 3.249                  0.00     0.13     0.00     0.00     0.00     0.07
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Maximum Rate
================================================================================
ARM MAX RATE                 Group1   Group2   Group3   Group4   Group5    Total
================================================================================
10.000 - 10.499                0.00     8.36     7.25     0.00     7.24     5.92
--------------------------------------------------------------------------------
10.500 - 10.999                2.23    59.39    80.48     1.45    61.98    45.12
--------------------------------------------------------------------------------
11.000 - 11.499               33.29    26.62    12.26    36.27    27.60    28.50
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        CSS MATRIX REPORT               January 27, 2003
dcerchio                                                             02:46PM EST
                                                                     Page 3 of 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Maximum Rate
================================================================================
ARM MAX RATE                 Group1   Group2   Group3   Group4   Group5    Total
================================================================================
11.500 - 11.999               55.93     4.87     0.00    53.44     2.91    17.72
--------------------------------------------------------------------------------
12.000 - 12.499                8.55     0.55     0.00     8.84     0.27     2.62
--------------------------------------------------------------------------------
12.500 - 12.999                0.00     0.22     0.00     0.00     0.00     0.11
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      State
================================================================================
STATE                        Group1   Group2   Group3   Group4   Group5    Total
================================================================================
AZ                             2.24     2.13     1.29     3.60     4.74     2.73
--------------------------------------------------------------------------------
CA                            62.04    76.42    74.85    47.95    61.43    68.81
--------------------------------------------------------------------------------
CO                             3.01     2.33     0.00     6.93     5.70     3.37
--------------------------------------------------------------------------------
CT                             1.09     0.62     0.85     0.44     0.00     0.59
--------------------------------------------------------------------------------
DC                             0.00     0.08     0.00     0.00     0.09     0.06
--------------------------------------------------------------------------------
DE                             0.00     0.12     0.00     0.00     0.00     0.06
--------------------------------------------------------------------------------
FL                             2.68     0.86     0.73     5.20     1.48     1.63
--------------------------------------------------------------------------------
GA                            10.02     4.62     2.62     0.00     0.00     4.46
--------------------------------------------------------------------------------
ID                             0.00     0.06     0.54     0.00     0.05     0.05
--------------------------------------------------------------------------------
IL                             2.58     0.70     0.00     1.18     0.98     1.14
--------------------------------------------------------------------------------
LA                             0.00     0.00     0.00     0.19     0.00     0.01
--------------------------------------------------------------------------------
MA                             1.12     0.52     3.19     1.26     0.45     0.73
--------------------------------------------------------------------------------
MD                             0.57     0.48     2.20     0.93     0.80     0.62
--------------------------------------------------------------------------------
MI                             0.86     0.18     0.00     1.07     0.22     0.38
--------------------------------------------------------------------------------
MN                             0.00     0.00     0.00     0.48     0.07     0.05
--------------------------------------------------------------------------------
MT                             0.23     0.08     0.00     0.34     0.33     0.17
--------------------------------------------------------------------------------
NC                             0.58     1.27     0.00     5.18     2.66     1.64
--------------------------------------------------------------------------------
NJ                             1.10     0.61     5.79     0.45     0.91     0.85
--------------------------------------------------------------------------------
NM                             0.00     0.09     0.00     0.00     0.00     0.05
--------------------------------------------------------------------------------
NV                             0.36     0.61     0.53     1.12     0.75     0.62
--------------------------------------------------------------------------------
NY                             1.50     1.36     3.73     0.99     0.47     1.24
--------------------------------------------------------------------------------
OH                             0.00     0.00     0.00     0.98     0.09     0.08
--------------------------------------------------------------------------------
OK                             0.00     0.11     0.00     0.00     0.00     0.06
--------------------------------------------------------------------------------
OR                             1.38     1.15     0.00     4.09     4.20     1.95
--------------------------------------------------------------------------------
PA                             0.70     0.75     0.00     0.21     0.85     0.71
--------------------------------------------------------------------------------
RI                             0.00     0.00     0.00     0.00     0.10     0.02
--------------------------------------------------------------------------------
SC                             0.36     0.32     0.00     0.53     0.86     0.44
--------------------------------------------------------------------------------
SD                             0.00     0.00     0.00     0.00     0.09     0.02
--------------------------------------------------------------------------------
TN                             0.51     0.00     0.00     0.27     0.15     0.15
--------------------------------------------------------------------------------
TX                             0.59     0.70     1.14     0.63     0.60     0.66
--------------------------------------------------------------------------------
UT                             1.23     0.43     2.54     2.36     0.96     0.86
--------------------------------------------------------------------------------
VA                             1.34     0.31     0.00     1.98     0.82     0.72
--------------------------------------------------------------------------------
WA                             3.92     2.92     0.00    11.49    10.18     5.01
--------------------------------------------------------------------------------
WI                             0.00     0.15     0.00     0.15     0.00     0.09
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Net Rate
================================================================================
CURRENT NET COUPON           Group1   Group2   Group3   Group4   Group5    Total
================================================================================
      - 4.999                 35.02    8.36      7.25    37.72     7.24    15.35
--------------------------------------------------------------------------------
5.000 - 5.249                 34.35   17.83     40.77    31.21    17.93    22.43
--------------------------------------------------------------------------------
5.250 - 5.499                 22.09   41.56     39.71    22.23    44.06    36.86
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.           CSS MATRIX REPORT            January 27, 2003
dcerchio                                                             02:46PM EST
                                                                     Page 4 of 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Net Rate
================================================================================
CURRENT NET COUPON           Group1   Group2   Group3   Group4   Group5   Total
================================================================================
5.500 - 5.749                  7.52    18.75    12.26     7.27    19.52    15.79
--------------------------------------------------------------------------------
5.750 - 5.999                  1.03     7.87     0.00     1.57     8.08     5.99
--------------------------------------------------------------------------------
6.000 - 6.249                  0.00     3.55     0.00     0.00     2.32     2.31
--------------------------------------------------------------------------------
6.250 - 6.499                  0.00     1.31     0.00     0.00     0.59     0.81
--------------------------------------------------------------------------------
6.500 - 6.749                  0.00     0.31     0.00     0.00     0.00     0.17
--------------------------------------------------------------------------------
6.750 - 6.999                  0.00     0.23     0.00     0.00     0.27     0.17
--------------------------------------------------------------------------------
7.000 - 7.249                  0.00     0.13     0.00     0.00     0.00     0.07
--------------------------------------------------------------------------------
7.250 - 7.499                  0.00     0.09     0.00     0.00     0.00     0.04
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Remaining Term
================================================================================
REMAINING TERM               Group1   Group2   Group3   Group4   Group5   Total
================================================================================
241 - 359                     92.21    88.23    77.46    84.26    86.73    88.26
--------------------------------------------------------------------------------
360 - 360                      7.79    11.77    22.54    15.74    13.27    11.74
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Purpose
================================================================================
LOAN PURP                    Group1   Group2   Group3   Group4   Group5   Total
================================================================================
Cash Out Refinance            30.46    29.32    24.11    24.16    26.88    28.63
--------------------------------------------------------------------------------
Consolidation                  0.17     0.00     0.00     0.00     0.00     0.03
--------------------------------------------------------------------------------
Purchase                      37.32    39.34    24.78    42.70    43.12    39.61
--------------------------------------------------------------------------------
Rate/Term Refinance           32.05    31.34    51.11    33.13    30.00    31.72
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Occupancy
================================================================================
OCCTYPE                      Group1   Group2   Group3   Group4   Group5   Total
================================================================================
I                              0.00     0.06     0.00     0.00     0.00     0.03
--------------------------------------------------------------------------------
Non-Owner Occupied             1.74     1.58     0.54     3.15     1.98     1.78
--------------------------------------------------------------------------------
Owner Occupied                97.88    97.70    97.21    95.97    97.06    97.49
--------------------------------------------------------------------------------
Second Home                    0.38     0.65     2.25     0.89     0.96     0.70
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Property Type
================================================================================
PROPTYPE                     Group1   Group2   Group3   Group4   Group5   Total
================================================================================
2-4 Family                     1.95     1.53     0.00     0.26     0.42     1.28
--------------------------------------------------------------------------------
Co-Op                          0.00     0.00     0.00     0.00     0.03     0.01
--------------------------------------------------------------------------------
Condo                          4.48     7.15     2.26    12.69    14.02     8.20
--------------------------------------------------------------------------------
Manufactured                   0.31     0.00     0.00     0.97     0.36     0.19
--------------------------------------------------------------------------------
PUD                           25.75    26.16    15.73    28.11    23.08    25.44
--------------------------------------------------------------------------------
Single                        67.52    65.16    82.01    57.97    62.09    64.87
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Months to Roll
================================================================================
MO ROLL                      Group1   Group2   Group3   Group4   Group5   Total
================================================================================
31 - 36                       99.50     0.00     0.00   100.00     0.00    26.31
--------------------------------------------------------------------------------
43 - 48                        0.00     0.06     0.00     0.00     0.00     0.03
--------------------------------------------------------------------------------
49 - 54                        0.00     0.09     0.00     0.00     0.00     0.04
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

--------------------------------------------------------------------------------
Bear, Stearns & Co. Inc.        CSS MATRIX REPORT               January 27, 2003
dcerchio                                                             02:46PM EST
                                                                     Page 5 of 5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Months to Roll
================================================================================
MO ROLL                      Group1   Group2   Group3   Group4   Group5    Total
================================================================================
55 - 60                        0.50    99.85     0.00     0.00   100.00    71.73
--------------------------------------------------------------------------------
79 - 84                        0.00     0.00   100.00     0.00     0.00     1.88
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Documentation
================================================================================
DOCTYPE                      Group1   Group2   Group3   Group4   Group5    Total
================================================================================
F                              0.00     0.06     0.00     0.00     0.00     0.03
--------------------------------------------------------------------------------
Full                          24.33    22.91    61.07    26.02    23.13    24.16
--------------------------------------------------------------------------------
Limited                       75.25    76.20    38.93    73.98    76.87    75.29
--------------------------------------------------------------------------------
No Documentation               0.42     0.82     0.00     0.00     0.00     0.52
--------------------------------------------------------------------------------
TOTAL                        100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.